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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                        AS ADOPTED URSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Grey Wolf, Inc. (the "Company") on Form 10-K for the year-ended December 31, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, David W. Wehlmann, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Wehlmann
-----------------------------------------------------
David W. Wehlmann
Senior Vice President and Chief Financial Officer

Date:    March 6, 2003